Filed under Rule 497(k)

Registration No. 002-83631

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2014,

as supplemented to date

International Growth Fund

In the section titled “FUND SUMMARY,” under the heading “Investment Adviser,” the portfolio manager disclosure with respect to American Century Investment Management Inc. (“American Century”) is hereby supplemented with the following:

Name	Portfolio Manager of the Fund Since	Title
James G. Gendelman, CFA	2015	Portfolio Manager

In the section titled “FUND SUMMARY,” under the heading Investment Adviser, the portfolio manager disclosure with respect to Invesco Advisers, Inc. (“Invesco”) is revised to delete Clas G. Olsson’s designation as “lead” portfolio manager and to delete references to Jason Holzer and Shuxin Cao in their entirety.

Please retain this supplement for future reference.

Date:    May 1, 2015